                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY

                              POWER OF ATTORNEY


         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ MARVIN P. BUSH
                             -------------------------
                             Marvin P. Bush

                             Date: March 19, 2001

                                POWER OF ATTORNEY

         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ FRANK J. BRAMANTI
                             -------------------------
                             Frank J. Bramanti

                             Date:  March 16, 2001

                              POWER OF ATTORNEY

         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and. John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ PATRICK B. COLLINS
                             -------------------------
                             Patrick B. Collins

                             Date:  March 20, 2001

                              POWER OF ATTORNEY

         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ JAMES R. CRANE
                             -------------------------
                             James R. Crane

                             Date:  March 19, 2001

                              POWER OF ATTORNEY

         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ J. ROBERT DICKERSON
                             -------------------------
                             J. Robert Dickerson

                             Date:  March 20, 2001

                              POWER OF ATTORNEY


         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and. John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ EDWIN H. FRANK, III
                             -------------------------
                             Edwin H. Frank, III

                             Date:  March 16, 2001

                              POWER OF ATTORNEY


         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ ALLAN W. FULKERSON
                             -------------------------
                             Allan W. Fulkerson

                             Date:  March 27, 2001

                                POWER OF ATTORNEY


         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ WALTER J. LACK
                             -------------------------
                             Walter J. Lack

                             Date:  March 21, 2001

                                POWER OF ATTORNEY


         Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ STEPHEN J. LOCKWOOD
                             -------------------------
                             Stephen J. Lockwood

                             Date:  March 16, 2001